Certain confidential information contained in this document, marked by “[***]”, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential. Certain schedules (or similar attachments) also marked by “[***]” have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

AUXILIOR CAPITAL PARTNERS, INC.

PROMISSORY NOTE NO. 001

$7,500,000 December 31, 2025

For value received, the receipt and sufficiency of which are hereby acknowledged, those certain wholly owned subsidiaries (each, an “SPV”) of DePalma Acquisition II LLC listed on Schedule B attached hereto (together with its successors and permitted assigns, “Borrower”), hereby promises to pay to the order of AUXILIOR CAPITAL PARTNERS, INC. (together with its successors, assigns and Participants, “Lender”), seven million five hundred thousand and 00/100 DOLLARS ($7,500,000), or, if less, the aggregate unpaid principal amount of the advances then having been made under the Agreement (as hereinafter defined), together with interest on the unpaid balance of such amount from the date of this Promissory Note at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate or the Adjusted Rate. Interest shall be computed on the basis of a 30-day month/360-day year.

This Promissory Note is one of the Promissory Notes issued under the Loan and Security Agreement dated as December 31, 2025, between Borrower and Lender (said agreement, as the same shall be amended, restated or supplemented from time to time, being herein called the “Agreement”), to which reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Promissory Note shall have the respective meanings assigned to them in the Agreement. This Promissory Note is secured by the Agreement, the other Loan Documents and the Collateral set forth on Schedule A, and is entitled to the benefit of the rights and security provided thereby. Borrower’s obligations are joint and several.

Principal and interest due hereunder shall be payable as follows:

(a)
Interest only shall be payable for the period from the date of execution of this Note to the Stated Maturity Date; payable on Payment Date, at the Loan Rate.

(b)
Thirty-six (36) consecutive monthly installments of principal and interest, each in the amount of $236,814 payable, in arrears, with the first such payment due on February 1, 2026 and subsequent payments being due and payable on the first (1st) day of each calendar month thereafter (each a “Payment Date”).

(c)
If any payment due hereunder is not received within five (5) days of its due date, Borrower shall pay a late charge equal to five percent (5.00%) of the amount in arrears.

As used herein, "Interest Period" means the period commencing on the date hereof and ending on the last day of the calendar month next succeeding the date hereof, and each subsequent calendar month thereafter; and “Loan Rate” shall mean eight and one-half percent (8.5%) per annum.

All payments shall be made to such account or address as Lender shall specify from time to time in writing. Unless payable earlier as provided in the Agreement, the outstanding principal and interest under this Promissory Note shall be immediately due and payable on January 1, 2029 (the “Stated Maturity Date”).

Borrower may prepay all (but not less than all) of the outstanding principal balance of this Promissory Note on a scheduled Payment Date occurring after one (1) year from the date hereof upon 30 days prior written notice from Borrower to Lender, provided that any such prepayment shall be made together with (a) all accrued interest and other charges and amounts owing hereunder through the date of prepayment, and (b) a prepayment fee equal to one percent (1%) of the amount prepaid multiplied by the number of years or fraction thereof for the then remaining term; provided, however, that, if any prepayment of this Promissory Note is made following an Event of Default, by reason of acceleration or otherwise, the prepayment charge shall be calculated based upon the full term. Notwithstanding the foregoing, Borrower may make partial prepayments of this Promissory Note not more than once per year in an amount not to exceed ten percent (10%) of the outstanding principal balance of the Promissory Note. In the event Borrower and Lender into a secured revolving credit facility any prepayment fee shall be waived.

Lender may require that any partial prepayments be made on the date the monthly installments are due under this Promissory Note. Notwithstanding the foregoing, upon receipt and application of the amounts so prepaid and, if applicable,

Lender shall re-calculate the principal balance then remaining, and any correlative adjustments to the payments provided for this Promissory Note (which adjustments shall be deemed final, absent manifest error) within five (5) Business Days’ after written notice thereof is provided by Lender to Borrower.

Payment Authorization: On the date of execution of this Promissory Note, Lender is hereby irrevocably authorized and directed to pay the Total Invoice Cost specified above as follows:

Company Name	Wire Instructions	Amount
DePalma Acquisition II LLC	Bank Name: [***]_________ ABA #: [***] Account #: [***]_________ Account #: ___________________ Name: DePalma Acquisition II LLC	$7,500,000

To the fullest extent permitted by Applicable Law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, this Promissory Note or the other Loan Documents; and (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies.

Borrower acknowledges that this Promissory Note is executed as part of a commercial transaction and that the proceeds of this Promissory Note will not be used for any personal or consumer purpose.

In the event of the declaration by Lender of a Default under the Agreement, then this Promissory Note shall be in default and the balance of the principal sum then due hereunder, together with all accrued interest thereon, immediately shall become due and payable without further notice, such further notice being expressly waived, and Borrower shall be liable to the holder hereof for reasonable attorneys’ fees and costs of suit.

The remedies of Lender as provided herein and in the Agreement shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

It is the intention of the parties hereto to comply with the applicable usury laws. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Promissory Note or the Agreement, in no event shall this Promissory Note or the Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by Applicable Law. If any such excess interest is contracted for, charged or received under this Promissory Note or the Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Promissory Note or the Agreement on the principal balance shall exceed the maximum amount of interest permitted by Applicable Law, then in such event: (a) the provisions of this paragraph shall govern and control, (b) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by Applicable Law, (c) any such excess which may have been collected shall either be applied as a credit against the then unpaid principal balance or refunded to Borrower, at the option of Borrower (provided that upon the occurrence and continuance of any Default, such election shall be made by Lender), and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Promissory Note or the Agreement which are made for the purpose of determining whether such rate exceeds the maxi- mum lawful contract rate, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/252

stated term of the Indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by Lender in connection with such Obligations; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lender to receive a greater interest per annum rate than is presently allowed by law, Borrower agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Loan Rate (or, if applicable, the Default Rate).

BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS PROMISSORY NOTE. BORROWER AUTHORIZES LENDER TO FILE THIS PROVISION WITH THE CLERK OR JUDGE OF ANY COURT HEARING SUCH CLAIM. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS PROMISSORY NOTE AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

BORROWER AGREES THAT THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. Venue for any action hereunder or related hereto may be in any state or Federal court of competent jurisdiction in the State of New York, and Borrower submits to the jurisdiction of such courts.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/253

IN WITNESS WHEREOF, this Promissory Note has been duly executed, under seal, as of the date first written above.

DEPALMA ACQUISITION II LLC

On behalf of those certain wholly owned subsidiaries (each, an “SPV”) of DePalma Acquisition II LLC listed on Schedule B attached hereto

By: /s/ Michael Hutchby

Name: Michael Hutchby

Title: Chief Financial Officer

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/254

SCHEDULE A

COLLATERAL

[***]

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/255

SCHEDULE B

LLC
1	Latka Taxi 57 LLC
2	Latka Taxi 71 LLC
3	Latka Taxi 72 LLC
4	Latka Taxi 76 LLC
5	Latka Taxi 33 LLC
6	Latka Taxi 34 LLC
7	Latka Taxi 36 LLC
8	Latka Taxi 37 LLC
9	Latka Taxi 39 LLC
10	Latka Taxi 47 LLC
11	Latka Taxi 47 LLC
12	Latka Taxi 48 LLC
13	Latka Taxi 48 LLC
14	Latka Taxi 49 LLC
15	Latka Taxi 49 LLC
16	Latka Taxi 50 LLC
17	Latka Taxi 50 LLC
18	Latka Taxi 51 LLC
19	Latka Taxi 51 LLC
20	Latka Taxi 52 LLC
21	Latka Taxi 52 LLC
22	Latka Taxi 53 LLC
23	Latka Taxi 53 LLC
24	Latka Taxi 54 LLC
25	Latka Taxi 54 LLC
26	Latka Taxi 55 LLC
27	Latka Taxi 56 LLC
28	Latka Taxi 56 LLC
29	Latka Taxi 55 LLC
30	Latka Taxi 57 LLC
31	Latka Taxi 58 LLC
32	Latka Taxi 61 LLC
33	Latka Taxi 61 LLC
34	Latka Taxi 62 LLC
35	Latka Taxi 62 LLC
36	Latka Taxi 63 LLC
37	Latka Taxi 63 LLC
38	Latka Taxi 64 LLC
39	Latka Taxi 64 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/256

40	Latka Taxi 65 LLC
41	Latka Taxi 65 LLC
42	Latka Taxi 66 LLC
43	Latka Taxi 66 LLC
44	Latka Taxi 67 LLC
45	Latka Taxi 67 LLC
46	Latka Taxi 68 LLC
47	Latka Taxi 68 LLC
48	Latka Taxi 69 LLC
49	Latka Taxi 69 LLC
50	Latka Taxi 69 LLC
51	Latka Taxi 70 LLC
52	Latka Taxi 70 LLC
53	Latka Taxi 71 LLC
54	Latka Taxi 72 LLC
55	Latka Taxi 73 LLC
56	Latka Taxi 73 LLC
57	Latka Taxi 40 LLC
58	Latka Taxi 40 LLC
59	Latka Taxi 41 LLC
60	Latka Taxi 41 LLC
61	Latka Taxi 42 LLC
62	Latka Taxi 42 LLC
63	Latka Taxi 43 LLC
64	Latka Taxi 43 LLC
65	Latka Taxi 44 LLC
66	Latka Taxi 44 LLC
67	Latka Taxi 45 LLC
68	Latka Taxi 45 LLC
69	Latka Taxi 46 LLC
70	Latka Taxi 46 LLC
71	Latka Taxi 74 LLC
72	Latka Taxi 74 LLC
73	Latka Taxi 75 LLC
74	Latka Taxi 77 LLC
75	Latka Taxi 77 LLC
76	Latka Taxi 84 LLC
77	Latka Taxi 84 LLC
78	Latka Taxi 85 LLC
79	Latka Taxi 85 LLC
80	Latka Taxi 86 LLC
81	Latka Taxi 86 LLC
82	Latka Taxi 87 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/257

83	Latka Taxi 87 LLC
84	Latka Taxi 88 LLC
85	Latka Taxi 88 LLC
86	Latka Taxi 89 LLC
87	Latka Taxi 89 LLC
88	Latka Taxi 90 LLC
89	Latka Taxi 90 LLC
90	Latka Taxi 91 LLC
91	Latka Taxi 91 LLC
92	Latka Taxi 92 LLC
93	Latka Taxi 92 LLC
94	Latka Taxi 93 LLC
95	Latka Taxi 93 LLC
96	Latka Taxi 94 LLC
97	Latka Taxi 94 LLC
98	Latka Taxi 95 LLC
99	Latka Taxi 95 LLC
100	Latka Taxi 96 LLC
101	Latka Taxi 96 LLC
102	Latka Taxi 97 LLC
103	Latka Taxi 97 LLC
104	Latka Taxi 98 LLC
105	Latka Taxi 98 LLC
106	Latka Taxi 99 LLC
107	Latka Taxi 99 LLC
108	Latka Taxi 78 LLC
109	Latka Taxi 78 LLC
110	Latka Taxi 79 LLC
111	Latka Taxi 79 LLC
112	Latka Taxi 80 LLC
113	Latka Taxi 81 LLC
114	Latka Taxi 81 LLC
115	Latka Taxi 82 LLC
116	Latka Taxi 83 LLC
117	Latka Taxi 75 LLC
118	Latka Taxi 82 LLC
119	Latka Taxi 83 LLC
120	Latka Taxi 100 LLC
121	Latka Taxi 100 LLC
122	Latka Taxi 101 LLC
123	Latka Taxi 101 LLC
124	Latka Taxi 102 LLC
125	Latka Taxi 102 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/258

126	Latka Taxi 103 LLC
127	Latka Taxi 103 LLC
128	Latka Taxi 104 LLC
129	Latka Taxi 104 LLC
130	Latka Taxi 105 LLC
131	Latka Taxi 105 LLC
132	Latka Taxi 80 LLC
133	Latka Taxi 106 LLC
134	Latka Taxi 106 LLC
135	Latka Taxi 107 LLC
136	Latka Taxi 107 LLC
137	Latka Taxi 108 LLC
138	Latka Taxi 108 LLC
139	Latka Taxi 109 LLC
140	Latka Taxi 109 LLC
141	Latka Taxi 11 LLC
142	Latka Taxi 11 LLC
143	Latka Taxi 111 LLC
144	Latka Taxi 111 LLC
145	Latka Taxi 112 LLC
146	Latka Taxi 113 LLC
147	Latka Taxi 113 LLC
148	Latka Taxi 114 LLC
149	Latka Taxi 114 LLC
150	Latka Taxi 115 LLC
151	Latka Taxi 115 LLC
152	Latka Taxi 118 LLC
153	Latka Taxi 118 LLC
154	Latka Taxi 12 LLC
155	Latka Taxi 12 LLC
156	Latka Taxi 121 LLC
157	Latka Taxi 121 LLC
158	Latka Taxi 122 LLC
159	Latka Taxi 122 LLC
160	Latka Taxi 123 LLC
161	Latka Taxi 124 LLC
162	Latka Taxi 124 LLC
163	Latka Taxi 125 LLC
164	Latka Taxi 126 LLC
165	Latka Taxi 126 LLC
166	Latka Taxi 13 LLC
167	Latka Taxi 13 LLC
168	Latka Taxi 132 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/259

169	Latka Taxi 132 LLC
170	Latka Taxi 133 LLC
171	Latka Taxi 133 LLC
172	Latka Taxi 134 LLC
173	Latka Taxi 134 LLC
174	Latka Taxi 135 LLC
175	Latka Taxi 135 LLC
176	Latka Taxi 136 LLC
177	Latka Taxi 138 LLC
178	Latka Taxi 14 LLC
179	Latka Taxi 14 LLC
180	Latka Taxi 143 LLC
181	Latka Taxi 144 LLC
182	Latka Taxi 144 LLC
183	Latka Taxi 145 LLC
184	Latka Taxi 145 LLC
185	Latka Taxi 146 LLC
186	Latka Taxi 146 LLC
187	Latka Taxi 146 LLC
188	Latka Taxi 147 LLC
189	Latka Taxi 147 LLC
190	Latka Taxi 148 LLC
191	Latka Taxi 148 LLC
192	Latka Taxi 149 LLC
193	Latka Taxi 149 LLC
194	Latka Taxi 15 LLC
195	Latka Taxi 15 LLC
196	Latka Taxi 150 LLC
197	Latka Taxi 150 LLC
198	Latka Taxi 151 LLC
199	Latka Taxi 151 LLC
200	Latka Taxi 112 LLC
201	Latka Taxi 125 LLC
202	Latka Taxi 143 LLC
203	Latka Taxi 154 LLC
204	Latka Taxi 154 LLC
205	Latka Taxi 155 LLC
206	Latka Taxi 155 LLC
207	Latka Taxi 158 LLC
208	Latka Taxi 158 LLC
209	Latka Taxi 159 LLC
210	Latka Taxi 159 LLC
211	Latka Taxi 16 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2510

212	Latka Taxi 16 LLC
213	Latka Taxi 161 LLC
214	Latka Taxi 161 LLC
215	Latka Taxi 163 LLC
216	Latka Taxi 165 LLC
217	Latka Taxi 165 LLC
218	Latka Taxi 165 LLC
219	Latka Taxi 167 LLC
220	Latka Taxi 167 LLC
221	Latka Taxi 167 LLC
222	Latka Taxi 168 LLC
223	Latka Taxi 168 LLC
224	Latka Taxi 17 LLC
225	Latka Taxi 17 LLC
226	Latka Taxi 171 LLC
227	Latka Taxi 171 LLC
228	Latka Taxi 172 LLC
229	Latka Taxi 172 LLC
230	Latka Taxi 164 LLC
231	Latka Taxi 174 LLC
232	Latka Taxi 174 LLC
233	Latka Taxi 19 LLC
234	Latka Taxi 19 LLC
235	Latka Taxi 20 LLC
236	Latka Taxi 20 LLC
237	Latka Taxi 24 LLC
238	Latka Taxi 24 LLC
239	Latka Taxi 26 LLC
240	Latka Taxi 26 LLC
241	Latka Taxi 27 LLC
242	Latka Taxi 27 LLC
243	Latka Taxi 28 LLC
244	Latka Taxi 28 LLC
245	Latka Taxi 29 LLC
246	Latka Taxi 29 LLC
247	Latka Taxi 31 LLC
248	Latka Taxi 31 LLC
249	Latka Taxi 32 LLC
250	Latka Taxi 32 LLC
251	Latka Taxi 33 LLC
252	Latka Taxi 34 LLC
253	Latka Taxi 35 LLC
254	Latka Taxi 35 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2511

255	Latka Taxi 36 LLC
256	Latka Taxi 37 LLC
257	Latka Taxi 38 LLC
258	Latka Taxi 38 LLC
259	Latka Taxi 39 LLC
260	Latka Taxi 58 LLC
261	Latka Taxi 76 LLC
262	Wheeler Taxi 11 LLC
263	Wheeler Taxi 11 LLC
264	Wheeler Taxi 12 LLC
265	Wheeler Taxi 12 LLC
266	Wheeler Taxi 13 LLC
267	Wheeler Taxi 13 LLC
268	Wheeler Taxi 14 LLC
269	Wheeler Taxi 14 LLC
270	Wheeler Taxi 15 LLC
271	Wheeler Taxi 15 LLC
272	Wheeler Taxi 16 LLC
273	Wheeler Taxi 16 LLC
274	Wheeler Taxi 18 LLC
275	Wheeler Taxi 18 LLC
276	Wheeler Taxi 19 LLC
277	Wheeler Taxi 19 LLC
278	Wheeler Taxi 2 LLC
279	Wheeler Taxi 2 LLC
280	Wheeler Taxi 20 LLC
281	Wheeler Taxi 20 LLC
282	Wheeler Taxi 21 LLC
283	Wheeler Taxi 21 LLC
284	Wheeler Taxi 25 LLC
285	Wheeler Taxi 25 LLC
286	Wheeler Taxi 26 LLC
287	Wheeler Taxi 26 LLC
288	Wheeler Taxi 27 LLC
289	Wheeler Taxi 27 LLC
290	Wheeler Taxi 28 LLC
291	Wheeler Taxi 28 LLC
292	Wheeler Taxi 29 LLC
293	Wheeler Taxi 29 LLC
294	Wheeler Taxi 3 LLC
295	Wheeler Taxi 3 LLC
296	Wheeler Taxi 30 LLC
297	Wheeler Taxi 30 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2512

298	Wheeler Taxi 31 LLC
299	Wheeler Taxi 31 LLC
300	Wheeler Taxi 32 LLC
301	Wheeler Taxi 32 LLC
302	Wheeler Taxi 33 LLC
303	Wheeler Taxi 33 LLC
304	Wheeler Taxi 34 LLC
305	Wheeler Taxi 34 LLC
306	Wheeler Taxi 35 LLC
307	Wheeler Taxi 35 LLC
308	Wheeler Taxi 36 LLC
309	Wheeler Taxi 36 LLC
310	Wheeler Taxi 37 LLC
311	Wheeler Taxi 37 LLC
312	Wheeler Taxi 38 LLC
313	Wheeler Taxi 38 LLC
314	Wheeler Taxi 39 LLC
315	Wheeler Taxi 4 LLC
316	Wheeler Taxi 4 LLC
317	Wheeler Taxi 40 LLC
318	Wheeler Taxi 40 LLC
319	Wheeler Taxi 41 LLC
320	Wheeler Taxi 41 LLC
321	Wheeler Taxi 42 LLC
322	Wheeler Taxi 39 LLC
323	Wheeler Taxi 42 LLC
324	Wheeler Taxi 43 LLC
325	Wheeler Taxi 43 LLC
326	Wheeler Taxi 44 LLC
327	Wheeler Taxi 45 LLC
328	Wheeler Taxi 45 LLC
329	Wheeler Taxi 46 LLC
330	Wheeler Taxi 46 LLC
331	Wheeler Taxi 47 LLC
332	Wheeler Taxi 47 LLC
333	Wheeler Taxi 48 LLC
334	Wheeler Taxi 48 LLC
335	Wheeler Taxi 49 LLC
336	Wheeler Taxi 49 LLC
337	Wheeler Taxi 5 LLC
338	Wheeler Taxi 5 LLC
339	Wheeler Taxi 50 LLC
340	Wheeler Taxi 50 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2513

341	Wheeler Taxi 51 LLC
342	Wheeler Taxi 51 LLC
343	Wheeler Taxi 52 LLC
344	Wheeler Taxi 52 LLC
345	Wheeler Taxi 53 LLC
346	Wheeler Taxi 53 LLC
347	Wheeler Taxi 54 LLC
348	Wheeler Taxi 54 LLC
349	Wheeler Taxi 55 LLC
350	Wheeler Taxi 55 LLC
351	Wheeler Taxi 57 LLC
352	Wheeler Taxi 57 LLC
353	Wheeler Taxi 58 LLC
354	Wheeler Taxi 58 LLC
355	Wheeler Taxi 59 LLC
356	Wheeler Taxi 59 LLC
357	Wheeler Taxi 6 LLC
358	Wheeler Taxi 60 LLC
359	Wheeler Taxi 60 LLC
360	Latka Taxi 156 LLC
361	Latka Taxi 156 LLC
362	Latka Taxi 160 LLC
363	Latka Taxi 160 LLC
364	Wheeler Taxi 9 LLC
365	Wheeler Taxi 9 LLC
366	Wheeler Taxi 8 LLC
367	Wheeler Taxi 8 LLC
368	Wheeler Taxi 7 LLC
369	Wheeler Taxi 7 LLC
370	Latka Taxi 170 LLC
371	Latka Taxi 170 LLC
372	Latka Taxi 173 LLC
373	Latka Taxi 173 LLC
374	Latka Taxi 183 LLC
375	Latka Taxi 183 LLC
376	Latka Taxi 200 LLC
377	Latka Taxi 200 LLC
378	Latka Taxi 187 LLC
379	Latka Taxi 187 LLC
380	Latka Taxi 177 LLC
381	Latka Taxi 179 LLC
382	Latka Taxi 157 LLC
383	Latka Taxi 157 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2514

384	Latka Taxi 153 LLC
385	Latka Taxi 153 LLC
386	Latka Taxi 181 LLC
387	Latka Taxi 181 LLC
388	Latka Taxi 129 LLC
389	Latka Taxi 129 LLC
390	Latka Taxi 162 LLC
391	Latka Taxi 162 LLC
392	Latka Taxi 178 LLC
393	Latka Taxi 191 LLC
394	Latka Taxi 191 LLC
395	Latka Taxi 175 LLC
396	Latka Taxi 175 LLC
397	Latka Taxi 130 LLC
398	Latka Taxi 128 LLC
399	Latka Taxi 130 LLC
400	Latka Taxi 128 LLC
401	Latka Taxi 182 LLC
402	Latka Taxi 182 LLC
403	Latka Taxi 193 LLC
404	Latka Taxi 193 LLC
405	Latka Taxi 189 LLC
406	Latka Taxi 189 LLC
407	Latka Taxi 186 LLC
408	Latka Taxi 186 LLC
409	Latka Taxi 177 LLC
410	Latka Taxi 192 LLC
411	Latka Taxi 192 LLC
412	Latka Taxi 178 LLC
413	Latka Taxi 188 LLC
414	Latka Taxi 188 LLC
415	Latka Taxi 179 LLC
416	Latka Taxi 176 LLC
417	Latka Taxi 176 LLC
418	Latka Taxi 131 LLC
419	Latka Taxi 110 LLC
420	Latka Taxi 131 LLC
421	Latka Taxi 110 LLC
422	Latka Taxi 166 LLC
423	Latka Taxi 166 LLC
424	Latka Taxi 166 LLC
425	Latka Taxi 199 LLC
426	Latka Taxi 197 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2515

427	Latka Taxi 197 LLC
428	Latka Taxi 196 LLC
429	Latka Taxi 196 LLC
430	Latka Taxi 198 LLC
431	Latka Taxi 198 LLC
432	Latka Taxi 136 LLC
433	Latka Taxi 169 LLC
434	Latka Taxi 169 LLC
435	Latka Taxi 194 LLC
436	Latka Taxi 194 LLC
437	Latka Taxi 194 LLC
438	Latka Taxi 180 LLC
439	Latka Taxi 180 LLC
440	Latka Taxi 180 LLC
441	Latka Taxi 190 LLC
442	Latka Taxi 190 LLC
443	Latka Taxi 116 LLC
444	Latka Taxi 116 LLC
445	Latka Taxi 117 LLC
446	Latka Taxi 137 LLC
447	Latka Taxi 117 LLC
448	Latka Taxi 163 LLC
449	Latka Taxi 184 LLC
450	Latka Taxi 184 LLC
451	Latka Taxi 185 LLC
452	Latka Taxi 185 LLC
453	Latka Taxi 185 LLC
454	Latka Taxi 119 LLC
455	Latka Taxi 119 LLC
456	Latka Taxi 137 LLC
457	Latka Taxi 120 LLC
458	Latka Taxi 123 LLC
459	Latka Taxi 195 LLC
460	Latka Taxi 195 LLC
461	Latka Taxi 195 LLC
462	Latka Taxi 127 LLC
463	Latka Taxi 127 LLC
464	Latka Taxi 142 LLC
465	Latka Taxi 142 LLC
466	Simka Taxi 107 LLC
467	Simka Taxi 108 LLC
468	Simka Taxi 108 LLC
469	Simka Taxi 109 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2516

470	Simka Taxi 109 LLC
471	Simka Taxi 110 LLC
472	Simka Taxi 110 LLC
473	Simka Taxi 111 LLC
474	Simka Taxi 111 LLC
475	Simka Taxi 112 LLC
476	Simka Taxi 112 LLC
477	Simka Taxi 113 LLC
478	Simka Taxi 113 LLC
479	Simka Taxi 114 LLC
480	Simka Taxi 114 LLC
481	Simka Taxi 115 LLC
482	Simka Taxi 115 LLC
483	Simka Taxi 116 LLC
484	Simka Taxi 116 LLC
485	Simka Taxi 117 LLC
486	Simka Taxi 117 LLC
487	Simka Taxi 118 LLC
488	Simka Taxi 118 LLC
489	Simka Taxi 119 LLC
490	Simka Taxi 119 LLC
491	Simka Taxi 120 LLC
492	Simka Taxi 120 LLC
493	Simka Taxi 121 LLC
494	Simka Taxi 121 LLC
495	Latka Taxi 120 LLC
496	Latka Taxi 138 LLC
497	Latka Taxi 199 LLC
498	Latka Taxi 139 LLC
499	Latka Taxi 139 LLC
500	Latka Taxi 140 LLC
501	Latka Taxi 140 LLC
502	Latka Taxi 141 LLC
503	Latka Taxi 141 LLC
504	Simka Taxi 100 LLC
505	Simka Taxi 100 LLC
506	Simka Taxi 101 LLC
507	Simka Taxi 101 LLC
508	Simka Taxi 102 LLC
509	Simka Taxi 102 LLC
510	Simka Taxi 103 LLC
511	Simka Taxi 103 LLC
512	Simka Taxi 104 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2517

513	Simka Taxi 104 LLC
514	Simka Taxi 105 LLC
515	Simka Taxi 105 LLC
516	Simka Taxi 106 LLC
517	Simka Taxi 106 LLC
518	Simka Taxi 107 LLC

ACP – MIDDLE MARKET PROMISSORY NOTE – 10/2/2518